                                                                   EXHIBIT 10.3

                               FIFTH AMENDMENT TO
                           SIXTH AMENDED AND RESTATED
                        LIMITED PARTNERSHIP AGREEMENT OF
                             FIRST INDUSTRIAL, L.P.

     As of July 16, 1998, the undersigned, being the sole general partner of First Industrial, L.P. (the "PARTNERSHIP"), a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act and pursuant to the terms of that certain Sixth Amended and Restated Limited Partnership Agreement, dated March 18, 1998 (as amended by the first amendment thereto dated April 1, 1998 and the second amendment thereto dated April 3, 1998, the third amendment thereto dated April 16, 1998, and the fourth amendment thereto dated May 20,
1998) (collectively, the "PARTNERSHIP AGREEMENT"), does hereby amend the Partnership Agreement as follows:

     Capitalized terms used but not defined in this Fifth Amendment (this "AMENDMENT") shall have the same meanings that are ascribed to them in the Partnership Agreement.

     1. ADDITIONAL LIMITED PARTNERS. The Persons identified on SCHEDULE 1A hereto are hereby admitted to the Partnership as Substituted Limited Partners or Additional Limited Partners, as the case may be, owning the number of Units and having made the Capital Contributions set forth on such SCHEDULE 1A. Such persons hereby adopt the Partnership Agreement. The undersigned acknowledges that those of the Persons identified on SCHEDULE 1A hereto that are Substituted Limited Partners have received their Partnership Interests from various Additional Limited Partners, and the undersigned hereby consents to such transfers.

     2. SCHEDULE OF PARTNERS. EXHIBIT 1B to the Partnership Agreement is hereby deleted in its entirety and replaced by EXHIBIT 1B hereto which identifies the Partners following consummation of the transactions referred to in Section 1 hereof.

     3. PROTECTED AMOUNTS. In connection with the transactions consummated pursuant to that certain Contribution Agreement dated as of December 9, 1997, by and between FR and Thompson Kirk Properties, Inc., a Florida corporation, TRAC Design Builders, Inc., a Florida corporation, Thompson Center I, Ltd., a Florida limited partnership, TR Developers, Ltd., a Florida limited partnership, Thompson and Rubin Limited, a Florida limited partnership, TRA Limited, a Florida limited partnership, Thompson Center II Joint Venture, a Florida general partnership, Thompson Center Adamo Limited Partnership, a Florida limited partnership, Thompson-Rubin Sunventure, Ltd., a Florida limited partnership, TK-SV, TK Properties, a Florida general partnership, the Principal, D.C. Thompson, Ltd., a Florida limited partnership f/k/a Thompson Rubin Associates, a Florida general partnership, and various additional individuals and entities; as amended by that certain First Amendment to Contribution Agreement (as amended, the "CONTRIBUTION AGREEMENT"); and certain Protected Amounts are being established for the Additional Limited Partners admitted pursuant to this Amendment, which Protected Amounts are reflected on EXHIBIT 1D attached hereto and shall be incorporated as part of EXHIBIT 1D of the Partnership Agreement.

     4. RATIFICATION. Except as expressly modified by this Amendment, all of the provisions of the Partnership Agreement are affirmed and ratified and remain in full force and effect.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK;
                      SIGNATURE PAGE IMMEDIATELY FOLLOWS]



     IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

                                    FIRST INDUSTRIAL REALTY TRUST, INC.,
                                    as sole general partner of the Partnership


                                    By: /s/ Gary H. Heigl
                                        ---------------------------------------
                                         Name:  Gary H. Heigl
                                               --------------------------------
                                         Title: Sr. V.P. Capital Markets
                                                -------------------------------

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                                  SCHEDULE 1A



Additional Limited Partners      Number of Units      Capital Contribution
---------------------------      ---------------      --------------------

Donald C. Thompson                     719                 $22,411.23

Leslie A. Rubin                        471                 $14,681.07












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


                                   EXHIBIT 1D

                               PROTECTED AMOUNTS



                                                    Protected Amount
                                                    ----------------

1.   Donald C. Thompson                                 $422,800

2.   Leslie A. Rubin                                    $277,200











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


                                   EXHIBIT 1B

                              SCHEDULE OF PARTNERS



GENERAL PARTNER                                  NUMBER OF UNITS
---------------                                  ---------------

First Industrial Realty Trust, Inc.                   30,892,739


LIMITED PARTNERS                                 NUMBER OF UNITS
----------------                                 ---------------

Aimee Freyer Lifetime Trust dated                          2,384
11/1/65

Daniel R. Andrew, TR of the Daniel                       137,489
R. Andrew Trust UA Dec 29 92

Charles T. Andrews                                           754

Gordon E. Atkins                                           6,767

William J. Atkins                                         22,381

E. Donald Bafford                                          3,374

William Baloh                                              8,582

Edward N. Barad                                            2,283

UA dated April 11, 1996 Blurton 1996                         598
Revocable Family Trust

James Bolt                                                 5,587

Harriett Bonn                                             28,804

Michael W. Brennan                                         7,702

Robert Brown                                               2,123

Henry D. Bullock & Terri D. Bullock                        1,970
& Shawn Stevenson TR of the Bullock
Childrens Education Trust UA Dec 20
94, FBO Benjamin Dure Bullock




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


LIMITED PARTNERS                                 NUMBER OF UNITS
----------------                                 ---------------

Henry D. Bullock & Terri D. Bullock                        1,970
& Shawn Stevenson TR of the Bullock
Childrens Education Trust UA Dec 20
94, FBO Christine Laurel Bullock

Henry D. Bullock & Terri D. Bullock                        9,151
TR of the Henry D. & Terri D.
Bullock Trust UA Aug 28 92

Edward Burger                                              9,151

Calamer Inc.                                               1,233

Perry C. Caplan                                            1,388

Irwin Carasso                                             17,192

Carol P. Freyer Lifetime Trust dated                       2,384
11/1/72

The Carthage Partners LLC                                 34,939

Cliffwood Development Company                             64,823

Collins Family Trust dated 5/6/69                        137,833

Kelly Collins                                             11,124

Michael Collins                                           17,377

Charles S. Cook and Shelby H. Cook,                          634
tenants in the entirety

Caroline Atkins Coutret                                    7,327

David Cleborne Crow                                        5,159

Gretchen Smith Crow                                        2,602

Michael G. Damone, TR of the Michael                     144,296
G. Damone Trust UA Nov 4 69

Myrna R. Debilak                                           5,447

Robert L. Denton                                           6,286


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

LIMITED PARTNERS                                 NUMBER OF UNITS
----------------                                 ---------------

C G Property  Development                                 27,975

Greg and Christina Downs, joint                              474
tenants

Gregory Downs                                                 48

Draizin Family Partnership, LP                           357,896

Joseph S. Dresner                                        149,531

Ethel Road Associates                                     29,511

Fitz & Smith Partnership                                   3,410

Fourbur Family Co., L.P.                                 620,273

Gamma Three Associates Limited                             3,338
Partnership

Dennis G. Goodwin and Jeannie L.                           6,166
Goodwin, tenants in the entirety

Clay Hamlin & Lynn Hamlin, joint                          15,159
tenants with rights of survivorship

Henry E. Dietz Trust UA Jan 16 81                         36,476

Highland Associates Limited                               69,039
Partnership

Robert W. Holman Jr.                                     150,146

Holman/Shidler Investment Corporation                     22,079

Steven B. Hoyt                                           175,000

Internal Investment Company                                3,016

Frederick K. Ito                                           3,880

The Jack Friedman Revocable Living                        26,005
Trust UA March 23, 1978

Jayeff Associates Limited Partnership                     16,249

Michael W. Jenkins                                         3,917



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

LIMITED PARTNERS                                 NUMBER OF UNITS
----------------                                 ---------------

Jernie Holdings Corp.                                    180,499

John E. De B Blockey Trust                                 8,293

Thomas J. Johnson, Jr. and Sandra L.                       2,142
Johnson, tenants in the entirety

Nourhan Kailian                                            2,183

Peter Kepic                                                9,261

Lambert Investment Corporation                            13,606

Paul T. Lambert                                           39,749

Constance Lazarus                                        417,961

Jerome Lazarus                                            18,653

LGR Investment Fund Ltd                                   22,556

Malcolm Properties, L.L.C.                                25,342

Princeton South at Lawrenceville LLC                       4,692

Shidler Equities LP                                      254,541

Duane Lund                                                   617

R. Craig Martin                                              754

J. Stanley Mattison                                           12

Menlo Park Presbyterian Church                               230

Eileen Millar                                              2,922

Linda Miller                                               2,000

The Milton Dresner Revocable Trust                       149,531
UA October 22, 1976

Montrose Kennedy Associates                                4,874

Peter Murphy                                              56,184



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

LIMITED PARTNERS                                 NUMBER OF UNITS
----------------                                 ---------------

Anthony Muscatello                                        81,654

Joseph Musti                                               1,508

Dean A. Nachtigall                                        10,076

New Land Associates Limited                                1,664
Partnership

North Star Associates Limited                             19,333
Partnership

Arden O'Connor                                            13,845

Peter O'Connor                                            66,181

Princeton South at Lawrenceville One                       4,426

Eduardo Paneque                                            2,000

Partridge Road Associates Limited                          2,751
Partnership

R.C.P. Associates, a New Jersey                            3,060
limited partnership

Jack F. Ream                                               1,071

Glenn C. Rexroth and Linda A.                              2,142
Rexroth, as tenants in the entirety

James C. Reynolds                                         40,154

Andre G. Richard                                           1,508

RJB Ford City Limited Partnership                        158,438

RJB II Limited Partnership                                40,788

Edward C. Roberts and Rebecca S.                           8,308
Roberts, tenants in the entirety

W.F.O. Rosenmiller                                           634

Edward Jon Sarama                                            634


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

LIMITED PARTNERS                                 NUMBER OF UNITS
----------------                                 ---------------

Shadeland Associates Limited                              42,976
Partnership

Shadeland Corporation                                      4,442

Jay H. Shidler                                            66,984

Jay H. Shidler and Wallette A.                             1,223
Shidler, tenants in the entirety

Michael B. Slade                                           2,829

David W. Smith, and Doris L. Smith,                          754
tenants in the entirety

Gary L. Smith and Joyce A. Smith,                          1,508
tenants in the entirety

Kevin Smith                                               13,571

South Broad Company                                       72,421

South Gold Company                                        82,433

SRS Partnership                                            2,142

UA Dated May 21, 1996 FBO Robert                          56,778
Stein

S. Larry Stein                                            56,778

Jonathan Stott                                            80,026

Suburban Roseland Associates, a                            3,002
Limited Partnership

Thelma C. Gretzinger Trust                                   450

Thomas K. Barad & Jill E. Barad,                           2,283
Co-Trustees of the Thomas K. Barad &
Jill E. Barad Trust Dated 10-18-89

Michael T. Tomasz                                         25,847

Barry L. Tracey                                            2,142



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

LIMITED PARTNERS                                 NUMBER OF UNITS
----------------                                 ---------------

Van Brunt Associates                                      39,370

Worlds Fair Associates                                     6,134

Worlds Fair III Associates                                14,094

The Worlds Fair Office Associates                          3,343

Worlds Fair Partners Limited                               1,664
Partnership

The Worlds Fair V Associates                               3,340

The Worlds Fair 25 Associates                             13,677

Brothers Partnership                                       1,748

BSDK Enterprises                                           3,596

Estate of Albert Sklar                                     3,912

Rand H. Falbaum                                           17,022

William M. Fausone                                        16,480

Elizabeth Fitzpatrick                                      3,800

Fred Trust dated 6/16/77                                     653

Carol P. Freyer                                           12,173

Lee Karen Freyer                                          10,665

Aimee Freyer-Valls                                        12,173

David Fried                                                1,326

Ester Fried                                                3,177

Douglas Frye                                               2,216

J. Peter Gaffney                                             727

Gerlach Family Trust dated 6/28/85                           874

Patricia O. Godchaux                                       9,387


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

LIMITED PARTNERS                                 NUMBER OF UNITS
----------------                                 ---------------

Timothy Gudim                                             27,797

Timothy & Melissa Gudim, joint                             3,285
tenants

H/Airport GP Inc.                                          1,433

Vivian Hack                                               22,522

Martha J. Harbinson                                        3,329

Turner Harshaw                                             1,132

Cathleen Hession                                           3,137

Howard Trust dated 4/30/79                                   653

John A. and Gloria H. Sage Family                         15,864
Trust UDT dated 6/7/94

L. Chris Johnson                                           3,196

Johnson Living Trust dated 2/18/83                         1,078

Charles Mark Jordan                                           57

JPG Investment                                               919

David R. Kahnweiler                                        5,436

Thomas Kendall                                               546

Kirshner Family Trust #1 dated 4/8/76                     29,558

Kirshner Trust #4 FBO Todd Kirshner                       20,258

Kolpack MD Pension                                           994

Chester A. Latcham                                         2,493

Lee Karen Freyer Lifetime Trust                            2,384
dated 11/1/65

Georgia Leonard                                              664

Robert Leonard III                                         5,856


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

LIMITED PARTNERS                                 NUMBER OF UNITS
----------------                                 ---------------

Steve Leonard                                             37,646

Leslie A. Rubin LTD                                        3,577

CLMM LLC                                                   3,825

PAC-II LLC                                                17,356

Sealy Professional Drive LLC                               2,906

Sealy Unitholder LLC                                      31,552

SPM Industrial LLC                                         5,262

Reyem Partners LP                                          8,489

Henry E. Mawicke                                             636

Richard McClintock                                           623

McElroy Management Inc.                                    5,478

MCS Properties, Inc.                                       5,958

Lila Atkins Mulkey                                         7,327

James Muslow, Jr.                                          4,911

Adel Nassif                                                4,910

Kris Nielsen                                                  28

Catherine A. O'Brien                                         832

Martha E. O'Brien                                            832

Steve Ohren                                               31,828

Pacifica Holding Company                                  97,893

Sybil T. Patten                                            1,816

Betty S. Phillips                                          3,912

Jeffrey Pion                                               2,879



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

LIMITED PARTNERS                                 NUMBER OF UNITS
----------------                                 ---------------

Pipkin Family Trust dated 10/6/89                          3,140

Robert J. Powers                                          37,674

Manor Properties                                         143,408

Elizabeth Hutton Hagen Fitzpatrick                           607
IRA dated 9/1/91

Robert S. Hood Living Trust dated                          3,591
1/9/90 & Amended 12/16/96

James Sage                                                 2,156

Kathleen Sage                                              3,350

Wilton Wade Sample                                         5,449

Sealy & Company, Inc.                                     37,119

Sealy Florida, Inc.                                          675

Mark P. Sealy                                              8,451

Sealy Real Estate Services, Inc.                         148,478

Scott P. Sealy                                            40,902

Marilyn Rangel IRA dated 2/5/86                              969

Siskel Family Partnership                                 11,359

Siskel Revocable Trust 1987 dated                         10,087
4/17/1987

Suzanne Siskel                                             3,802

Steve Smith                                                  386

Sterling Alsip trust dated August 1,                         794
1989

Sterling Family Trust dated 3/27/80                        3,559

Donald C. Thompson                                        39,243



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

LIMITED PARTNERS                                 NUMBER OF UNITS
----------------                                 ---------------

TUT Investments I LLC                                      5,274

William S. Tyrrell                                         2,906

Van Gilder Family Partnership                              2,262

Virginia B. and Norton Sharpe Living                      12,055
trust UDT dated 4/26/96

Steve Walbridge                                              338

Richard Walker, Jr.                                          963

Charles Kendall Jr. Rollover  IRA                            656
dated 1/21/93

William B. Wiener, Jr.                                    41,119

Patricia Wiener-Shifke                                    12,944

William J. Mallen Trust dated 4/29/94                      8,016

Fred Wilson                                               35,787

World's Fair Thirty                                        1,442

Wolsum, Inc.                                               2,427

Johannson Yap                                              1,680

Gerald & Sharon Zuckerman                                    615

Stephen Mann                                              15,017

Stanley Gruber                                            30,032

Seymour Israel                                            15,016

J. O'Neil Duffy, Sr.                                         513

James O. Duffy, Jr.                                          513

Garrett E. Sheehan                                           513



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

LIMITED PARTNERS                                 NUMBER OF UNITS
----------------                                 ---------------

Sam Shamie Trust Agreement dated                         337,753
March 16, 1978, as restated on
November 16, 1993

Richard H. Zimmerman Living Trust                         47,174
dated October 15, 1990, as amended

Keith J. Pomeroy Revocable Trust                         128,783
Agreement, dated December 13, 1976,
as amended and restated on June 28,
1995

Enid Braden Trust of June 28, 1995                        18,464

Sam L. Yaker Revocable Trust                              30,285
Agreement dated February 14, 1984

Armenag Kalaydjian Revocable Trust                        21,655
Agreement dated February 28, 1984

RBZ LLC                                                      124

KEP LLC                                                   78,873

ESAA Associates Limited Partnership                       19,367

Paul F. Obrecht, Jr.                                       5,289

Richard F. Obrecht                                         5,289

Thomas F. Obrecht                                          5,289

George F. Obrecht                                          5,289

Joan R. Kreiger Revocable Trust                           15,184

William L. Kreiger, Jr.                                    3,374

Elmer H. Wingate                                           1,688

Apollo/Pacifica Bryant LLC                                42,977

Edwin and Cathleen Hession                                 7,987

Leslie A. Rubin                                              471



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